UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2012

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West
San Antonio, Texas 78248
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 6, 2012, in order to reduce certain fees and expenses, NuStar Logistics, L.P. (“Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), terminated the Reimbursement Agreement (as defined below) and replaced it with the Letter of Credit Agreement (as defined below).

Background

On July 15, 2010, the Parish of St. James, State of Louisiana (the “Parish”) completed the issuance of $100 million of tax exempt revenue bonds due July 1, 2040 (the “Bonds”) under the Gulf Opportunity Zone Act of 2005, which were underwritten by SunTrust Robinson Humphrey, Inc.

As reported on the Form 8-K filed by the Partnership on July 21, 2010 (the “2010 8-K”), in connection with the issuance of the Bonds and as a form of security thereto, Logistics entered into a Lease Agreement, dated as of July 1, 2010, by and between the Parish and Logistics (the “Lease Agreement”), pursuant to which the Parish agreed to make available to Logistics the proceeds from the sale of the Bonds in exchange for Logistics agreeing to lease from the Parish certain of the assets to be constructed with the Bond proceeds until the Bonds are redeemed in accordance with the terms of the Indenture of Trust dated as of July 1, 2010, by and between the Parish and U.S. Bank National Association (the “Trustee”).  As a form of additional security for the Bonds, Logistics entered into an Application for Letter of Credit and Reimbursement Agreement dated as of July 15, 2010, by and between JPMorgan Chase Bank, N.A. (“JPM”) and Logistics (the “Reimbursement Agreement”), pursuant to which the Bank agreed to cause an Irrevocable Transferrable Letter of Credit (the “JPM Letter of Credit”) to be issued to the Trustee in the amount of $101,315,069, which amount included (i) the principal amount of the Bonds outstanding on July 15, 2010, plus (ii) interest theron as set forth in the Letter of Credit for a period of forty days.  The description of the Lease Agreement and the Reimbursement Agreement contained in the 2010 8-K is incorporated herein by reference.

Termination of Reimbursement Agreement and Entry Into Letter of Credit Agreement

On June 6, 2012, in order to reduce certain fees and expenses, Logistics terminated the Reimbursement Agreement and replaced it with a Letter of Credit Agreement dated as of June 5, 2012 (the “Letter of Credit Agreement”) among Logistics, the Partnership, the lenders party thereto and Mizuho Corporate Bank, Ltd., as Issuing Bank and Administrative Agent (“Mizuho”), pursuant to which Mizuho agreed to cause an Irrevocable Transferrable Letter of Credit (“Mizuho Letter of Credit”) to be issued to the Trustee in the amount of $101,315,069, which amount includes (i) the principal amount of the Bonds outstanding in June 6, 2012, plus (ii) interest thereon as set forth in the Mizuho Letter of Credit for a period of forty days.  Upon delivery of the Mizuho Letter of Credit to the Trustee on June 6, 2012, Logistics terminated the JPM Letter of Credit.

A copy of the Letter of Credit Agreement is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02               Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	EXHIBIT
Exhibit 10.01

Letter of Credit Agreement dated as of June 5, 2012 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and Mizuho Corporate Bank, Ltd., as Issuing Bank and Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: June 12, 2012			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 10.01

Letter of Credit Agreement dated as of June 5, 2012 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and Mizuho Corporate Bank, Ltd., as Issuing Bank and Administrative Agent.